SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO LARGE CAP STOCK FUNDS
Wells Fargo Growth Fund (the "Fund")

At a meeting held on May 24-25, 2016, the Board of Trustees of the Fund approved the reopening of the Fund's Class A, Class C, Administrator Class, Institutional Class and Class R6 shares to new investors effective June 27, 2016 (the "Reopening").

All references to Class A, Class C, Administrator Class, Institutional Class and Class R6 shares as "closed" in the Fund's prospectuses, summary prospectuses and Statement of Additional Information are deleted effective upon the Reopening.

May 26, 2016	LCIT056/P104SP